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                                                                    Exhibit 10.2

                            CALGON CARBON CORPORATION

                          1999 NON-EMPLOYEE DIRECTORS'
                             PHANTOM STOCK UNIT PLAN
                      (AS AMENDED THROUGH FEBRUARY 6, 2001)

                  The purposes of the 1999 Non-Employee Directors' Phantom Stock Unit Plan (the "Plan") are to promote the long-term success of Calgon Carbon Corporation (the "Company") and its Subsidiaries by creating a mutuality of interests between the non-employee Directors and the stockholders of the Company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

                                    SECTION 1

                                 ADMINISTRATION

                  The Plan shall be administered the Board of Directors of the Company (the "Board"). The Board may delegate some or all of its duties hereunder to a Committee appointed by the Board. The Board shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to Units (as defined in Section 3 below) granted under the Plan, shall be subject to the determination of the Board, which shall be final and binding.

                  Notwithstanding the above, the selection of the Directors to whom Units are to be granted, the timing of such grants, the number of Units to be granted (including the dollar value used to calculate the Units to be granted), the time at which the Units may be exercised and the term of any Units shall be as hereinafter provided, and the Board shall have no discretion as to such matters unless and until the Plan is amended in accordance with the Plan.

                                    SECTION 2

                         UNITS AVAILABLE UNDER THE PLAN

                  The aggregate number of Units (as defined in Section 3 below) which may be granted under the Plan is 1,000,000 Units, subject to adjustment and substitution as set forth in Section 7. If any Units granted under the Plan are cancelled by mutual consent or terminate or expire for any reason without having been exercised in full, such number of Units shall again be available for purposes of the Plan.
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                                    SECTION 3

                  ELIGIBILITY AND GRANT OF PHANTOM STOCK UNITS

                  On the first business day following the day of each annual meeting of the stockholders of the Company, each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries (a "non-employee Director") shall automatically and without further action by the Board be granted a number of phantom stock units (a "Unit" or "Units") equal to $7,000 divided by the Fair Market Value (as defined in Section 5(H) below) of a share of Common Stock, $.01 par value, of the Company on such date, with fractional interests rounded up to the next whole share.

                  On the day that each person who was not prior thereto a member of the Board and who is not then an employee of the Company or any of its subsidiaries is elected to the Board, other than such person being elected at an Annual Meeting of the Company (the "Join Date"), such person shall automatically and without further action by the Board by granted a number of Units equal to the Prorated Amount (as defined below) divided by the Fair Market Value of a share of Common Stock of the Company on such Join Date, with fractional interests rounded up to the next whole share. "Prorated Amount" shall mean (i) $1,750 if the Join Date is in January, February, March or April, (ii) $3,500 if the Join Date is in October, November or December; (iii) $5,250 if the Join Date is in July, August or September; and (iv) $7,000 if the Join Date is in May or June.

                                    SECTION 4

                                 VALUE OF UNITS

                  A Unit shall evidence the right to receive an amount equal to the Fair Market Value (as defined in Section 5(H) below) of a share of Common Stock as of a specified date or as of the date of occurrence of a specified event.

                                    SECTION 5

                          TERMS AND CONDITIONS OF UNITS

                  Units granted under the Plan shall be subject to the following terms and conditions:

                  (A)  Units shall fully vest on the date of grant.

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                  (B)  Upon exercise of a Unit by a grantee, such grantee shall be entitled to be paid cash equal to the Fair Market Value (as defined in Section 5(H) below) of a share of Common Stock on the date of exercise, multiplied by the number of Units exercised. All Unit exercise shall be settled in cash and not in Common Stock of the Company. Amounts due upon any exercises of Units shall be paid by the Company in full on or before 30 days from the date of exercise.

                  (C) Units shall only be exercisable, and shall automatically be exercised, upon a non-employee Director's termination from service on the Board, whether due to death, disability, removal, resignation, failure to stand for re-election, failure to be re-elected or otherwise.

                  (D) All calculations to be performed under this Plan shall be done by the Board or its designees, in its discretion, whose determination shall be final and binding, absent manifest error.

                  (E) Except as may be required by law, the grantee shall not have the right to, directly or indirectly, alienate, assign, transfer, pledge, anticipate or encumber (except upon death, by Will or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death) any amount that is or may be payable hereunder, including in respect of any liability of a grantee for alimony or other payments for the support of a spouse, former spouse, child or other dependent, prior to actually being received by the grantee hereunder, nor shall the grantee's rights to payments under the Plan be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the grantee or to the debts, contracts, liabilities, engagements, or torts of the grantee, or transfer by operation of law in the event of bankruptcy or insolvency of the grantee, or any legal process. All Units shall be exercisable during the lifetime of the grantee only by the grantee.

                  (F) All Units shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of such agreements, or amendments thereto, need not be identical.

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                  (G)  The obligation of the Company to grant or honor the
         exercise of Units under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, and (ii) all other applicable laws, regulations, rules and orders which may then be in effect.

                  (H) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street
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         Journal (or in such other reliable publication as the Committee, in its
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         discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "1934 Act") on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(H). If the fair market value of the Common Stock

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         cannot be determined on the basis previously set forth in this
         Section 5(H) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (I) If Units are outstanding as of the record date for determination of the stockholders of the Company entitled to receive a cash dividend on its outstanding shares of Common Stock, on the date of payment of the dividend or distribution to holders of the Common Stock, each Unit Account shall be credited with a number of shares of Common Stock (including fractional shares) equal to the number of shares of Common Stock that had been credited to such Unit Account on the date fixed for determining the stockholders entitled to receive such dividend or distribution multiplied by the amount of the dividend or distribution paid per share of Common Stock divided by the Fair Market Value of one share of the Common Stock, as defined in Section 5(H) hereof, on the date on which the dividend or distribution is paid. If the dividend or distribution is not paid in cash but is paid in property other than Common Stock, the amount of the dividend or distribution shall equal the fair market value of the property on the date on which the dividend or distribution is paid.

         Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, Units granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in
Section 5(F), or an amendment thereto.

                                    SECTION 6
                                 NATURE OF UNITS

                  Units are not shares of the Company. Units do not have any voting or liquidation rights. A grantee will have no rights of a stockholder of the Company with respect to any Units. Except as provided in Section 7 below, a grantee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         The Plan constitutes a mere promise by the Company to make payments in the future. The Company's obligations under the Plan

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shall be unfunded and unsecured promises to pay. The Company shall not be obligated under any circumstance to fund its financial obligations under the Plan. The Company may, in its discretion, set aside funds in a trust, in brokerage accounts, or in other vehicles, subject to the claims of its creditors, in order to assist it in meeting its obligations under the Plan, if such arrangement will not cause the Plan to be considered a funded deferred compensation plan under ERISA, or the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that any grantee or other person acquires a right to receive payments under the Plan, such right shall be no greater than the right, and each such person shall at all times have the status, of a general unsecured creditor of the Company.

                                    SECTION 7

                      ADJUSTMENT AND SUBSTITUTION OF UNITS

                  If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of Units set forth in Section 2 and the number of Units then held by non-employee Directors shall be adjusted by adding thereto a number of Units equal to the number of shares which would have been distributable on such Units if such Units were shares outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

                  In the event that the outstanding Common Stock shall be changed in number, class or character by reason of any split-up, change of par value, stock dividend, combination or reclassification of shares, merger, consolidation or other corporate change, or shall be changed in value by reason of any spin-off, dividend in partial liquidation or other special distribution, the Board shall make such changes as it may deem equitable in outstanding Units awarded pursuant to the Plan and the number and character of Units available for future awards.

                                    SECTION 8

                            EFFECT OF THE PLAN ON THE
                       RIGHTS OF COMPANY AND STOCKHOLDERS

                  Nothing in the Plan, in any Units granted under the Plan, or in any Unit agreement shall confer any right to any person to continue as a Director of the Company or interfere in any way with the rights of the stockholders of the Company or the Board of Directors to elect and remove Directors.

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                                    SECTION 9

                            AMENDMENT AND TERMINATION

                  The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided, that no amendment of the Plan shall (a) be made without stockholder approval if stockholder approval of the amendment is at the time required for Units under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed, (b) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom Units are to be granted, the timing of such grants, the number of Units to be granted (including the dollar value used to calculate the Units to be granted), the time at which the Units may be exercised and the term of any Units other than to comport with changes in the Code or the rules and regulations thereunder or (c) otherwise amend the Plan in any manner that would cause Units under the Plan not to qualify for the exemption provided by Rule 16b-3. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of Units theretofore granted under the Plan, adversely affect the rights of such holder with respect thereto.

                  Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any Unit agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for Units granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934
Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding Units theretofore granted under the Plan notwithstanding any contrary provisions contained in any Unit agreement. In the event of any such amendment to the Plan, the holder of any Unit outstanding under the Plan shall, upon request of the Board and as a condition to the exercisability of such Unit, execute a conforming amendment in the form prescribed by the Board to the Unit agreement referred to in Section 5(F) within such reasonable time as the Board shall specify in such request.

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                                   SECTION 10

                                  GOVERNING LAW

                  The Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

                                   SECTION 11

                       EFFECTIVE DATE AND DURATION OF PLAN

                  The effective date and date of adoption of the Plan shall be March 15, 1999. No Units may be granted under the Plan subsequent to March 14, 2009.

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